SECOND QUARTER 2010 EARNINGS CALL PRESENTATION August 4, 2010 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income,
Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National
Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 12, 2010 and its Quarterly Report on Form
10-Q for the period ended March 31, 2010, filed with the SEC on May 10, 2010, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP measures called Adjusted
EBITDA, cash earnings, cash earnings per diluted share, adjusted income before management fees and percentages or calculations using these measures. The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted income before management fees is defined as income before management fees excluding corporate income before management fees.
Adjusted income before management fees should not be viewed as a substitute for income from operations. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the period ended June 30, 2010, which is available on the Investor Relations section of the
Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
($ in thousands, except per share data)
(1) Cash earnings is a non-GAAP measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(2)  For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(3)
The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
Q2 2009 Q2 2010 1H 2009 1H 2010
GAAP net income (loss) $10,022 $12,069 $(505,777) $19,059
Amortization of intangibles 9,176 8,206 18,770 16,544
Depreciation 3,485 3,005 7,024 6,011
Impairment of goodwill and intangible assets 2,895 — 610,232 2,901
Tax benefit of impairment of goodwill and intangible assets (902) 88 (89,048) (1,030)
Non-cash interest, net of tax 1,732 1,838 3,289 3,704
Cash earnings (1) $26,408 $25,206 $44,490 $47,189
GAAP net income (loss) per share - diluted (1) $0.23 $0.27 $(12.48) $0.43
Amortization of intangibles 0.21 0.19 0.45 0.38
Depreciation 0.08 0.07 0.17 0.14
Impairment of goodwill and intangible assets 0.07 — 14.56 0.07
Tax benefit of impairment of goodwill and intangible assets (0.02) — (2.13) (0.02)
Non-cash interest, net of tax (1) 0.04 0.04 0.08 0.08
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share -
diluted (2) — — 0.40 —
Cash earnings per share - diluted (3) $0.62 $0.57 $1.06 $1.08

Reconciliation: Net Income to Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net. These items are included in the reconciliation of Adjusted
EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended September 30, 2009, December 31, 2009 and March 31, 2010,
please see the Company’s quarterly financial supplement for the period ended June 30, 2010, which is available on the Investor Relations section of the
Company’s Web site at www.nfp.com.
Corporate Individual Advisor
Client Group Client Group Services Group Consolidated
For the six months ended June 30, 2010
GAAP net income (loss) 19,059 $
Income tax expense (benefit) 14,293
Interest income (1,776)
Interest expense 9,459
Other, net (2,671)
Income (loss) from operations 27,065 $             7,638 $                3,661 $                38,364 $
Amortization of intangibles 10,601 5,943 - 16,544
Depreciation 3,075 2,280 656 6,011
Impairment of goodwill and intangible assets 1,931 970 - 2,901
Gain on sale of businesses (8,162) (1,759) - (9,921)
Adjusted EBITDA
(1)
34,510 $             15,072 $             4,317 $                53,899 $
For the six months ended June 30, 2009
GAAP net income (loss) (505,777) $
Income tax expense (benefit) (78,486)
Interest income (1,546)
Interest expense 10,717
Other, net (7,724)
(Loss) income from operations (336,162) $          (246,798) $          144 $                   (582,816) $
Amortization of intangibles 11,666 7,104 - 18,770
Depreciation 3,494 3,031 499 7,024
Impairment of goodwill and intangible assets 354,408 255,824 - 610,232
Loss (gain) on sale of businesses 336 (998) - (662)
Adjusted EBITDA 33,742 $             18,163 $             643 $                   52,548 $

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

2Q10 Highlights
Revenue of $234.9 million, grew 4.8%
Organic revenue grew 7.3%
• Positive contributions from all three business segments
Adjusted EBITDA of $26.3 million
• Management fee increase
• Associated with sequential positive performance in Individual Client Group, especially Retail Life
• Commissions and fees expense increase
• Commensurate with revenue increase in Advisor Services Group
•
Compensation and non-compensation combined expenses were flat
Revenue grew 4.8%; Organic revenue grew 7.3%

Business Segments
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
$91.4
39%
$54.0
23%
$89.5
38%
Advisor Services Group
Organic revenue growth +16.0%
Individual Client Group
Organic revenue growth +5.5%
Corporate Client Group
Organic revenue growth +3.7%
($ in millions)
2Q10 Revenue $234.9 million
Provides clients the advantages of coordinated resources

A leader in the middle market
Solid performance
Recurring revenue
Focusing on healthcare reform
•
Short-term opportunities
•
Long-term implications
2Q10 Revenue Breakdown
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
39%
23%
38%
10%
90%
NFP Corporate Benefits
NFP Executive Benefits
% of CCG
Revenue
Corporate Client Group
Overview & Components of Revenue

#1 independent distributor with
many top tier carriers (carrier
data)
Improving pattern in life insurance
sales
Continued strong performance by
investment advisors
2Q10 Revenue Breakdown
23%
38%
39%
31%
15%
54%
NFP Marketing Organization & Wholesale Life Brokerage
NFP Retail Life
NFP Investment Advisory
% of ICG
Revenue
Individual Client Group
Overview & Components of Revenue
CORPORATE
CLIENT GROUP
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
ADVISOR
SERVICES GROUP

Strong performance of advisors
Attractive advisor platform
2Q10 Revenue Breakdown
39%
38%
23%
41%
59%
NFP Asset Based Fees
NFP Commissions
% of ASG
Revenue
Advisor Services Group
Overview
CORPORATE
CLIENT GROUP
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP

$80.3
36%
$19.8
9%
$89.8
40%
$12.2
5%
$22.1
10%

Recurring Revenue
1
by Business Segment
2Q10 Revenue $234.9 million
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
2Q10
Recurring
revenue
58%
2Q09
Recurring
revenue
55%
1 Recurring revenue refers to revenue that is generally recurring in nature and includes corporate and executive benefits, investment advisory and asset based fees businesses.
2Q09 Revenue $224.2 million
($ in millions)
Individual Client Group
Corporate Client Group
Advisor Services Group
$14.1
6%
$89.5
38%
$31.9
14%
$77.3
33%
$22.1
9%

Recent Industry Recognition
#9          Top Insurance Broker Globally (Best’s Review)
#1           Executive Benefits Provider by Non-Qualified Deferred
Compensation Plans Administered
(PlanSponsor)
Top 10    Independent Broker Dealer
(by both Financial
Planning
and
Financial
Advisor)
NFP’s leadership recognized across business lines

DOUG HAMMOND Chief Operating Officer

Corporate Client Group
A leader in the corporate middle market
Coordinated independent solutions
•
Health and welfare
•
Retirement planning
•
Ancillary services
•
Executive benefits
•
P&C insurance
Helping clients navigate healthcare environment
•
Presents opportunities
•
Expect margin pressure in small group, which represents approximately 5%
of NFP’s total revenue
1
Continue to focus on diversification

1
Based on surveys of subsidiaries.

Individual Client Group
A leader in servicing high net worth individuals
•
Independent life insurance
•
Investment advisory
Closing larger life insurance cases with greater frequency
High tax environment
Focus on recruitment
Investment advisory positive performance
•
Client retention
•
Client additions
•
Market performance

Advisor Services Group Serves independent financial advisors • Broker-dealer • Corporate registered investment advisor Assets under management increased over 20% year over year Actively recruiting 17

DONNA BLANK Chief Financial Officer

Consolidated Financial Highlights
Revenue Adjusted EBITDA & Margin
$234.9
$224.2
2Q09 2Q10
$28.3
$26.3
2Q09 2Q10
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
2Q09 2Q10
12.6% 11.2%
Adjusted EBITDA Margin %
Adjusted EBITDA and margin impacted by higher management
fees associated with sequential ICG revenue growth

55.0%
49.5%
51.6%
1Q09 2Q09 YTD09
38.5%
39.0%
38.0%
1Q10 2Q10 YTD10
42.8%
37.3%
32.1%
1Q09 2Q09 YTD09
55.7%
53.8%
58.7%
Management Fees
as % of Adjusted Income Before Management Fees
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR
SERVICES GROUP
2009 2010
2010
2009
PIP
– 13.8%
PIP
2.2% 0.3%
PIP
Corporate Client Group
Individual Client Group
36.8%
41.2%
38.8%
44.9%
57.6%
52.7%
1Q10
2Q10 YTD10
PIP
3.8%
PIP
-3.0%
-1.2%
PIP

$86.6
$5.8
$91.4 $86.3
$3.6
$89.5
Organic
Revenue
Growth

Business Segments
Quarter-over-Quarter Financial Highlights
INDIVIDUAL
CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR
SERVICES GROUP
($ in millions)
$15.0 $15.0
2Q09 2Q10
$9.0
$11.8
2Q09 2Q10
$42.0
$54.0
2Q09 2Q10
Corporate Client Group
(CCG)
Individual Client Group
(ICG)
Advisor Services Group
(ASG)
Revenue Revenue Revenue
Adjusted EBITDA & Margin Adjusted EBITDA & Margin
Adjusted EBITDA & Margin
$2.3
$1.5
2Q09 2Q10
2Q09 2Q10
16.7% 16.8%
Adjusted EBITDA Margin %
2Q09 2Q10
12.8% 9.8%
Adjusted EBITDA Margin %
2Q09 2Q10
3.5% 4.2%
Adjusted EBITDA Margin %
Organic
Revenue
Growth
Dispositions
Organic
Revenue
Growth
2Q09 2Q10
Dispositions
2Q09 2Q10
$89.8
1
$89.5
1
The sum of the components may not agree to total due to rounding.
$92.4 $91.4

Continue to Generate Operating Cash Flow
Operating Cash Flow (consolidated)
1
($ in millions)
1 2Q09 operating cash flow included $5.5 million of key-person life insurance proceeds
$28.6
-$1.6
$50.4
$40.8
$37.3
$4.9
$34.1
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10

$125
$230
$125
Status Quo March 31 Pro Forma Re-Cap as
of July 8

Overview of Recapitalization
1. Issued $125.0 million of new 7-year
Convertible Senior Notes, due 2017
2. Tendered for $229.9 million of the $230.0
million existing Convertible Senior Notes
due in February 2012
3. Retired the Senior Secured Credit Facility
due August 2011 (no balance as of
6/30/10)
4. Established a new 4-year Senior Secured
Credit Facility consisting of $100.0 million
Revolver and $125.0 million Term Loan
5. Overall leverage levels unchanged
($ in millions)
Equity
Equity
$35
Convertible Senior Notes due 2017
Convertible Senior Notes due 2012
Senior Secured Credit Facility, retired July 2010
New Senior Secured Credit Facility -Term loan
Achieved improved maturity profile; reduced refinancing risk

Debt Maturity Profile
$35.0
$230.0
2010 2011 2012 2013 2014 2015 2016 2017
$81.3
$12.5 $12.5
$12.5
$6.3
$125.0
2010 2011 2012 2013 2014 2015 2016 2017
Senior Secured
Credit Facility
Convertible Senior
Notes
Senior Secured Credit
Facility Term Loan
(Prepayable)
Convertible Senior
Notes
($ in millions)
Maturity Profile as of 3/31/10
New Maturity Profile as of 7/8/10
2.5% Quarterly Principal Amortization on Credit Facility Term Loan
Lengthen debt maturities; spread future principal payments

SECOND QUARTER 2010 EARNINGS CALL PRESENTATION